Designed for Life Phenylketonuria Clinical Program Update 20 September 2021 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly report on Form 10-Q filed with the SEC on August 12, 2021, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments could cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

Our Program Today Interim Analysis of SYNB1618 Phase 2 SynPheny-1 Study Dr. Aoife Brennan, CEO 01 SYNB1934 Phase I Data, Dose Cohorts 1-3 Dr. David Hava, CSO 02 Platform Implications and Next Steps in PKU Dr. Aoife Brennan, CEO 03 Q&A Management Team 04

Progress in Phenylketonuria Dr. Aoife Brennan, MB CHB President & CEO

Synthetic Biotic Medicines: a novel approach in Phenylketonuria (PKU) Potential to treat all PKU patients with a safe oral approach Synthetic Biotic Medicines Today: two trials with interim results Current and emerging treatment options leave many patients behind PKU SYNB1618 strain achieved prespecified 20% Phe lowering target in PKU patients SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers Ph. 1 HV

PKU remains an area of high unmet need Adults ~12,300 U.S. 65% out of Phe control Pediatrics ~5,000 U.S. 25% out of Phe control Patients Julia, living with PKU 90% of patients and caregivers express need for greater natural protein intake (1) (1) Puurunen et al, Global PKU Patient Meeting, September 2021 Patients Challenges Extremely challenging low protein diet with low compliance Significant risk of neurocognitive impairment in patients with elevated Phe levels Substantial need for increased intake of natural protein enabled by Phe reductions

Disease State Out of Phe Control (>360 μmol/L of Phe) In Phe control (<360 μmol/L of Phe) Patient Goal Lower blood Phe to reduce risk of neurocognitive impairment Enable greater dietary protein intake while maintaining Phe control PKU patients are poorly served today Significant market opportunity, large unmet need, with potential for new products to capture share Daily injection Allergic reactions REMS Adults only 70% fail to respond Only 10% all-comers fasting Phe reduction (2) Limited Therapeutic Options (2) Kuvan FDA statistical review, 25 Nov 2007

Synthetic Biotic Medicines: Differentiated product candidates for the treatment of PKU Synthetic Biotic medicines for the treatment of PKU present a compelling opportunity to change patients’ lives Designed for PKU Oral Reversible Gut Restricted

Intuitive and direct approach to treating PKU Unique mechanism of action generates quantitative, measurable biomarker of Phe metabolism: TCA (trans-cinnamic acid) Oral therapy, 3 x day with meals Dietary Phe Reduce plasma Phe or enhance protein tolerance Converted by Synthetic Biotic to harmless metabolites (TCA)

Interim Analysis of SYNB1618 SynPheny-1 Phase 2 Study in PKU

6-day diet run in Individualized diet plan to match baseline Phe intake Stable study diet: diet run-in through 2 weeks post treatment Diet Control Endpoints Fasting Plasma Phe levels (day -1, 7, 14, 29) Labelled D5-Phe 24hr AUC, change from baseline after meal challenge (day -1, 15) Day 29 Fasting Phe 3 days Dose 1 1e11 Dose 3 1e12 Dose 4 2e12 7 days Diet run-in 6 days 2 days D5-Phe AUC Baseline Fasting Phe Dose 2 3e11 3 days D5-Phe AUC Day 14 Fasting Phe Day 7 Fasting Phe Population IA of 8 subjects receiving SYNB1618 Adult PKU patients, plasma Phe levels ≥ 600 µmol/L  Stable diet No use of Kuvan or Palynziq SYNB1618 Phase 2 SynPheny-1 study in PKU: Design Safety Follow Up

SYNB1618 metabolized Phe into TCA and prevented Phe absorption after meal challenge Percent change from baseline +/- 95% confidence interval. TCA = trans-cinnamic acid. AUC = Area under curve. 4 of 8 patients experienced >40% D5-Phe lowering after meal challenge TCA Production Phe absorption into plasma D5 Phe Meal Challenge (2e12 dose, N=8, Days -1 and 15)

SYNB1618 reduced fasting plasma Phe levels Fasting Plasma Phe Levels (N=8) Percent change from baseline +/- 95% confidence interval. * = Statistically significant Cessation of treatment 4 of 8 patients experienced >30% reduction in fasting Plasma Phe at Day 7 or Day 14

Summary of interim safety analysis Safety analysis cut-off: 30 July 2021. Includes all patients (N = 9) through Day 15. Does not include Day 29 assessments for all patients. One discontinuation for anxiety, not drug related. Gut restricted Clearance upon cessation of dosing as expected Generally well tolerated Tolerability profile consistent with experience in healthy volunteers Mild to Moderate GI AEs No treatment-related discontinuations No SAEs or new safety issues identified

SYNB1934 Phase 1 Study Results Dr. David Hava, PhD Chief Scientific Officer

Synthetic biology platform optimized activity of therapeutic strain Increased activity in vivo (Non-human primates) Monahan et al, SEED 2021. * = Statistically significant. Error bar is mean +/- standard deviation. * SYNB1934 Developed from SYNB1618 using directed evolution of PAL3 enzyme in whole cell assay Potential to provide increased Phe lowering activity and flexibility to optimize clinical profile Increased activity two-fold in non-human primates using directed evolution approach

SYNB1934 Ph. 1 study allows head-to-head comparison of strains 3x1011 SYNB1934 1x1012 SYNB1934 Optional higher SYNB1934 Cohort 2 Cohort 1 Cohort 3 Cohort 4 Study Design Endpoints Safety and tolerability Biomarkers of Phe consumption SYNB1934 clearance after cessation of dosing 6x1011 SYNB1934 6x1011 SYNB1618 Four-day dose ramp, two days dosing D5-Phe meal challenge Study will determine if SYNB1934 has improved activity over SYNB1618

Mean +/- 90% confidence interval. TCA = trans-cinnamic acid SYNB1934 Dose Response (D5-TCA) SYNB1934 metabolized labeled D5-Phe in a dose dependent manner N = 32 SYNB1934 exhibited clear and consistent dose responsive activity in humans

Mean +/- 90% confidence interval. TCA = trans-cinnamic acid HA = hippuric acid SYNB1934 demonstrated two-fold improvement over SYNB1618 in biomarkers of Phe metabolism SYNB1934 and SYNB1618 D5-TCA and D5-HA N = 12

Robust labeled D5-Phe reduction in healthy volunteers at multiple dose levels Percent change from baseline +/- 90% confidence interval. Cross study comparison. N = total study (all cohorts) D5 Phe Reduction: SYNB1618 Previously Presented D5 Phe Reduction: SYNB1934 Current Study N = 32 N = 88

Prospective modeling for SYNB1618 predicted clinical activity

Prospective Model Results
(1e12 Live Cells)


Percent Phe Lowering
50
40
30
20
10
0
SYNB1618
SYNB1934

Previously Presented

SYNB1618 Modeling

- Model predicted **15-40%** Phe lowering with SYNB1618 1e12 dose
- Model predicted **20-45%** Phe lowering with SYNB1618 at 2e12 dose

Clinical Observation

- Mean **20%** Phe lowering with SYNB1618 at 1e12 dose
- Mean **40%** Phe lowering with SYNB1618 at 2e12 dose after meal challenge

Prospective biomarker driven modeling suggests SYNB1934 provides opportunity for increased Phe lowering synlogic Model range represents relative activity of enzymes: PAL and LAAD

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Healthy volunteers PKU Patients SYNB1618 1e12 dose SYNB1934 1e12 dose 7% D5-Phe reduction post-meal 27% D5-Phe reduction post-meal 20% Fasting plasma Phe Expectation of improved clinical profile SYNB1934 to be evaluated in new arm of SynPheny-1 study

Portfolio Implications and Next Steps in PKU

Synthetic Biotic Platform is enabling engine for drug development Internal process development and GMP manufacturing of live biotherapeutic Modular SynBio components enables rapid, iterative product development Prospective, biomarker driven modeling predictive of therapeutic effect Deep synthetic biology expertise: Internal + Ginkgo Bioworks Synthetic Biotic Platform Synthetic Biotic Platform Platform Integrated platform can repeatedly and rapidly generate optimized clinical candidates Prospective modeling defines target product profiles Optimization of strains creates compelling clinical profiles Integrated translational and manufacturing capabilities enables rapid path to and through clinic

SYNB1618 Synthetic Biotic platform enables portfolio of high value metabolic indications Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2 Phenylketonuria (PKU) SYNB1618 SYNB1934 IA Data: Today Head-to-Head Data: Today Phase 2 Data: H1 2022 Enteric Hyperoxaluria SYNB8802 Phase 1B Data: 2022 Undisclosed Metabolic #1 IND Filing: 2022 Undisclosed Metabolic #2 Candidate Declaration: 2022 We are applying biomarker driven predictive modelling and strain optimization across the portfolio of metabolic indications

PKU program to rapidly advance towards pivotal program

	H2 2021	H1 2022	H2 2022
Ph. 2 SynPheny Interim Analysis	DELIVERED	Demonstrated proof of concept of SYNB1618	
Head-to-head data in HV (SYNB1618 & SYNB1934 strain)	DELIVERED	Demonstrated enhanced Phe metabolization of SYNB1934	
Ph2 SynPheny full read-out (SYNB1618 & SYNB1934 strain)		EXPECTED	
Start of pivotal program (with best strain)			EXPECTED

Significant additional value inflection points in PKU program in 2022 synlogic
© 2021 SYNLOGIC. ALL RIGHTS RESERVED.
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Synthetic Biotic Medicines: a novel approach in Phenylketonuria (PKU) SYNB1618 strain achieved prespecified 20% Phe lowering target in PKU patients SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers SYNB1934 Ph. 1 HV Synlogic intends to begin pivotal study planning and advance the best asset into Phase 3 in 2022

Thank you to our study sites, patients, and investigators

Available For Questions Dave Hava, PhD Chief Scientific Officer Daniel Rosan Head of Finance & Investor Relations Aoife Brennan, MB ChB President & CEO Antoine Awad Chief Operating Officer